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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2007

INTERNATIONAL BARRIER TECHNOLOGY INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-20412	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West Pender Street, #604 Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-0188

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 7.01  FD Disclosure.

Www.InvestorIdeas.com, and its global investor and industry Greentech portals, reminds investors and industry participants of the upcoming March 21, 2007 online conference: "Investing in the Environment: Global Warming, Global Warning - Investing Today for Tomorrow's Future”.  With issues of energy independence, global warming and environmental concerns escalating, cleantech investments and market opportunities continue to gain momentum.

Joining the in-depth list of industry experts presenting at the conference is Jacob Golbitz, Director of research at HighQuest Partners (www.highquestpartners.com / www.soyatech.com) to discuss trends and opportunities within the fiofuel market.

A full list of Speakers, Presenters, Sponsors and conference details is available at  www.investorideas.com/forums/Portals/green.aspx.

Previously announced green publicly traded presenters include:

Alternative energy companies:

    Akeena Solar, Inc. (OTCBB: AKNS);

    ZAP;

    Rotoblock Corporation (OTCBB:ROTB); and

    Ener1, Inc.;

Water companies:

    WaterBank of America (USA) Inc. and

    Global Water Technologies, Inc. (OTC.PK:GWTR), a 'Cleantech' water purification and services company

International Barrier Technology Inc. (OTCBB: IBTGF), manufacturer of environmentally friendly fire resistant building materials will be joining the presenters.

Refer to Exhibit #99.1 for additional information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1   Press Release, March 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20th, 2007    International Barrier Technologies Inc.

                                          (Registrant)

/s/ Michael Huddy

(Signature)

(Michael Huddy, President/CEO/Director)

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